UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): January 6, 2022

CSI Compressco LP

(Exact name of registrant as specified in its charter)

Delaware	1-35195	94-3450907
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

24955 Interstate 45 North
The Woodlands, Texas 77380
(Address of principal executive offices)

Registrant’s telephone number, including area code: (281) 364-5029

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Units	CCLP	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement

As previously disclosed in the Current Report on Form 8-K of CSI Compressco LP (the “Partnership”) filed on November 16, 2021 with the Securities and Exchange Commission, the Partnership entered into a Contribution Agreement (the “Contribution Agreement”), dated November 10, 2021, by and among the Partnership, CSI Compressco GP LLC, a Delaware limited liability company and the general partner of the Partnership (the “General Partner”), Spartan Energy Partners, LP, a Delaware limited partnership, and CSI Compressco Sub Inc., a Delaware corporation. Pursuant to the terms of the Contribution Agreement, the General Partner, among other things, agreed to cancel its incentive distribution rights in the Partnership within 60 days of the date of the Contribution Agreement.

On January 6, 2022, the General Partner amended and restated the Second Amended and Restated Agreement of Limited Partnership of the Partnership in its entirety by executing the Third Amended and Restated Agreement of Limited Partnership of the Partnership (as amended, the “Third A&R Partnership Agreement”) to reflect, among other things, the cancellation and elimination of the incentive distribution rights.

The foregoing description is not complete and is subject to and qualified in its entirety by reference to the full text of the Third A&R Partnership Agreement, which is filed as Exhibit 3.1 to this Current Report on Form 8-K (this “Current Report”) and incorporated herein by reference.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

As discussed in Item 1.01 above, the General Partner amended and restated the Second Amended and Restated Agreement of Limited Partnership of the Partnership by executing the Third A&R Partnership Agreement.

Item 9.01	Financial Statements and Exhibits.

(d)    Exhibits.

Exhibit Number	Description

3.1	Third Amended and Restated Agreement of Limited Partnership of CSI Compressco LP, dated January 6, 2022.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CSI Compressco LP

	By:	CSI Compressco GP LLC
its general partner

Date: January 11, 2022	By:	/s/ John E. Jackson
John E. Jackson
Chief Executive Officer